SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): February 26, 2002


             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)

             Delaware                   333-65554                       13-3460894
-------------------------------       ------------           -------------------------------
(State or Other Jurisdiction of       (Commission            (I.R.S. Employer Identification
          Incorporation)              File Number)                           No.)
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                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------


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Item 5.  Other Events.
         ------------

         Credit Suisse First Boston Mortgage Acceptance Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2002
(the "Agreement") among the Company, as Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the "Seller"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Ocwen Federal Bank FSB, as a servicer (in such capacity, a "Servicer"), Fairbanks Capital Corp., as a servicer (in such capacity, a "Servicer") and U.S. Bank National Association, as trustee (in such capacity, the "Trustee"), providing for the issuance of the CSFB Mortgage
Pass-Through Certificates, Series 2002-HE4. The Certificates were issued on
February 26, 2002. The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CREDIT SUISSE FIRST BOSTON
                                       MORTGAGE ACCEPTANCE CORP.


                                       By: /s/ Brian L. Simons
                                          ---------------------
                                          Name:   Brian L. Simons
                                          Title:  Vice President



Dated:  May 14, 2002


                                 Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

99.1      Pooling and Servicing Agreement dated as of                    5
          February 1, 2002, by and among the Company, the Seller, the Servicers, the Special Servicer and the Trustee.